Exhibit 99.2
Transcript of
Hanover Capital Mortgage Holdings, Inc. (HCM)
Second Quarter 2008 Earnings Conference Call
August 18, 2008
Participants
John A. Burchett, President and Chief Executive Officer
Irma N. Tavares, Chief Operating Officer
Harold F. McElraft, Chief Financial Officer
Presentation
Operator
Greetings and welcome to the Hanover Capital Mortgage Second Quarter Earnings Results. At this time, all participants are on a listen-only mode. A brief question and answer session will follow the formal presentation. If anyone should require operator assistance during the conference, please press *0 on your telephone keypad. As a reminder, this conference is being recorded. It is now my pleasure to introduce your host, Mr. John Burchett, President and CEO for Hanover Capital Mortgage. Thank you, Mr. Burchett, you may begin.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Hi, good morning. Thank you everybody for joining the call this morning for the second quarter earnings report. Before I begin the call, I wanted to just remind everyone of our standard disclaimers about forward-looking statements that are set forth both in Friday’s earnings release and in our Form 10-Q for the quarter ended 06/30/08 filed with the SEC on Thursday, August 14th. I’m joined here in our office with Irma Tavares, our Chief Operating Officer and Harold McElraft, our Chief Financial Officer, and we will answer questions when I finish my brief statement.
We issued our earnings report and Q and as you can see in the report our earnings were down again due primarily to the writedown of the subordinate bonds that we owned, the market for those bonds and the market for mortgage backed securities in general continues to be down again in this quarter as has been shown by other financial institutions. They continue to... spreads continue to widen and mortgage related securities continue in general to decline.
On August 9th, we repaid our repo line which we have had put in place a year ago. We repaid it in kind with the securities at the repo that had been securitized with and as a result, we no longer hold our subordinate bond portfolio. We do have other assets in our CMO assets that we originated back in the late ’90s, our other subordinate securities, and agency securities that we hold. The result of the paying off the loan on the repo with our securities is outlined in the 10-Q and essentially reduces the asset by about $43 million and the liability by $84 million to $85 million with a net paper gain in income which will be reflected in the third quarter of over $40 million.
We continue to work with our advisor to find a solution to go forward. Obviously, that solution will involve... with the new balance sheet after the changes, will involve the trust preferred holders and as we work forward we’ll be working with them to try to come up with a solution to go forward. We do have capabilities in terms of the platform itself and the capabilities of the people here to do advisory work which we actually started our company doing advisory work during the S&L crisis and given the climate in the market, we think there’ll be plenty of opportunities both on the advisory side for financial institutions as well as investment advisory side as there are many opportunities on the investment side that we see in the current marketplace.
So that’s kind of where we are. I don’t have a lot more to say. We will continue to work and as we hit any benchmarks, we’ll obviously be out with public announcements but that’s all we have to say right now.
So, we’ll open up for questions at this time.
Operator
Thank you. We will now conduct a question and answer session. If you would like to ask a question, please press *1 on your telephone keypad. A confirmation tone will indicate your line is in the question queue. You may press *2 if you would like to remove your question from the queue. For participants using speaker equipment, it may be necessary to pick up your handset before pressing the * keys. Once again, ladies and gentlemen, to ask a question please press *1 on your telephone keypad at this time. One moment while we pool for questions.
Once again, ladies and gentlemen, to ask a question, please press *1 on your telephone keypad at this time.
Our first question comes from William Widger, a private investor. Please proceed with your question.
William Widger – Private Investor
Am I the only question and the only one listening to this conference call?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
There are more listening. We did have a number listening but you’re the first question.
William Widger – Private Investor
Oh, okay. Nobody’s asking questions. I guess I’m a little confused. You have last year, a group of investors came in, right? And they pegged your price of the stock at a certain level, did they not?

John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
No, we didn’t have any stock investors come in last year. No.
William Widger – Private Investor
But they’re entitled to get stock, right? You default?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
No, there’s not a...I think you’re talking about when we did the... when we did our financing in August of last year, the firm that provided the financing did receive stock.
William Widger – Private Investor
Right.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
They got 600,000 shares of stock; it’s part of that.
William Widger – Private Investor
And at what price was that?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Well, it was at the market price at the time we did the deal; I forgot exactly what that was but whatever the market price...
William Widger – Private Investor
Which was over $1 or over $3? What was the...? Do you remember the market price? It’s been a while.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
I think it’s around $2 a share but...
William Widger – Private Investor
$2 a share. So they’ve lost a substantial amount of potential money in that potential gain.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Yes.
William Widger – Private Investor
What have you been in...? Have you been in contact with them in terms of what they want to do going forward? Or they just want to take all the assets?

John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Well, they don’t take all of the assets. They just have the assets that were under the repo agreement which were the subordinate bonds.
William Widger – Private Investor
Right. And then...
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
And that deal has been finalized. They do have those assets.
William Widger – Private Investor
They have those assets.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Yes.
William Widger – Private Investor
So then what do you actually have left?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Well, if you look at the balance sheet if we have it on our... On June 30, 2008, we have our cash, we have mortgage... mortgages for CMO which is about $5.4 million, we have... As of June 30th we have trading assets which are primarily agency securities of $4.1 million, and other subordinate securities of $1.5 million, and then other assets of about $4 million.
You just take the balance sheet and subtract out the $43.508 million which is the given June 30th value of the subordinate bonds. That would be the remaining assets so...
William Widger – Private Investor
Right. And... and. But those folks didn’t take their shares at all because it was at $2.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
They do have their shares. They were just issued shares...
William Widger – Private Investor
They were... they have some shares?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
They have their shares. They were issued last August.

William Widger – Private Investor
So they basically control the company?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
They only have 600,000 shares.
William Widger – Private Investor
Well. Alright. But so you’re on life support at this point and the question is what are they going to do to help out, if anything? I mean I’m sure you have had discussions with them and I’m sure you could give us some inkling as to some of the alternatives here. I mean, when say your alternative is to do advisory work then there’s really nothing left in the financial area at all. It’s just a bunch of consultants setting up shopping in a 200 square foot office.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Yes. And really we haven’t made public any... any in terms of negotiations or talks with anyone at this point in time. Obviously, we’re working with other parties to try to resolve the situation. We have talked to the holder of our repos as part of that transaction but there’s... we don’t have anything that’s signed or anything we can announce at this point in time.
William Widger – Private Investor
John, who’s the holder of the repos?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Ramius was. The company is Ramius.
William Widger – Private Investor
Ramius. Okay.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Yes.
William Widger – Private Investor
So that’s the group you’re dealing with at this point?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Well, you say we’re dealing with them and we’ve already dealt with them in terms of our transaction is complete with them and they’re owners of 600,000 shares of our stock.
William Widger – Private Investor
Right, right. Okay. So what you have... you have other assets and other liabilities. I guess the question is you’ve taken write-offs in a whole bunch of securities and I guess the question is, are these securities still paying or are they in default? Can you break that down for us in terms of what you’ve taken in write-offs and which of those, how much of those are still paying a cash flow to you and how much are in default?

John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
In terms of the securities that took most of the write-downs, those are the ones that went to Ramius as payment for the repo. So the 40... if you look at the $43.508 million...
William Widger – Private Investor
Right.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
....those are gone... as of today are gone from our balance sheet. Those were paid to Ramius in payment of the amount on the balance sheet repurchase agreement of $84 million. So there was $43 million in what our market value of those securities were paid to pay off the $84 million in repurchase agreements.
William Widger – Private Investor
Right. So you’re going to have a balance sheet gain in the next quarter of $40 million?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
That’s right.
William Widger – Private Investor
Okay. So your balance sheet, instead of having a... you will pick up $40 million on your paid in capital or whatever... whatever the item is.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Exactly. Yes.
William Widger – Private Investor
Okay. So... But then you still have mortgage securities?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
We still have a small amount of mortgage securities and we have CMO collateral... loans collateral by CMOs, and we have other subordinate securities and those are performing.
William Widger – Private Investor
And what is the side of liability to subsidiary trust issuing preferred in capital securities?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
That basically is part of the... when we issued our trust preferreds...
William Widger – Private Investor
Yes.

John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
....that’s part of the trust preferred issuance. It’s offset by the... Part of that is offset by the $41.239 million in trust preferred liability.
William Widger – Private Investor
I don’t see the offset item on the... Where is that on the asset side?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Well, the asset side... The asset side is equity, investments, and other unconsolidated securities of $1.566 million.
William Widger – Private Investor
Yes.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
That’s the asset side. The other side of that would be part of the $41.239 million liability to the subsidiary trust on the liability side. So there is an offset in asset and liability in those two accounts.
William Widger – Private Investor
So you’re... you’re saying that... that the whole $41 million liability is offset?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
No, not all $41 million. I’m just saying that part of that liability is... part of that liability includes the asset. That’s just the way we accounted for them because there are unconsolidated subsidiaries. So it’s not a consolidated subsidiary.
William Widger – Private Investor
But you have then a net liability of about $40 million?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Exactly.
William Widger – Private Investor
Okay. So that... that’s a liability.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Trust preferred holders and that’s the one as I said, as we move forward we need to work with the trust preferred holders on that to make our balance sheet work.
William Widger – Private Investor
I see. So they’re going to in effect own the company at some point if... if... you’re not paying... Are you paying any dividends on that preferred at this point?

John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
No, we suspended paying dividends at this point.
William Widger – Private Investor
Yes. Alright. So that item is growing because of the dividends every quarter. So you have to work with them. Is Ramius still in the picture?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Not really. We paid off Ramius and that deal is concluded.
William Widger – Private Investor
Okay. So they got the assets. So your hope is... in the future is to try to work some sort of accommodation with those preferred holders who really if you take that $40 million, in effect the $40 million gain, out of there, there is still nothing for them. So you have to work out some sort of deal to give them some sort of participation in... a greater participation in the company should they want it.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
They would have to be part of the solution going forward. Yes.
William Widger – Private Investor
Yes.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
That’s how it would work but they would have to be part of the solution going forward.
William Widger – Private Investor
And what are the... what are the various alternatives? I mean you don’t have to tell me what you’re talking to them about which I know you won’t but what are the alternatives that you have with them?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Alright. I really can’t get into a conversation with them. In general, all our alternatives are to merge with somebody that might want to have our platform in terms of a public company, REIT, to get recapitalized by somebody that has done the same thing that wanted to use our platform. Now, that type of thing.
William Widger – Private Investor
And when you say platform, you’re really talking about tax losses, aren’t you?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
We have some tax losses but more important than the platform, we have the ability to be a REIT to invest in more related assets to be a credit investor and, as I have said before, we’ll do advisory work in the financial markets.
William Widger – Private Investor

I see. Well, I mean if somebody wanted a REIT status what is... Is there anything special about... do you have to spend a lot of money to get a REIT status or are they just...
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
It takes some time and effort. Yes.
William Widger – Private Investor
Time and effort.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Yes.
William Widger – Private Investor
Okay. So alright. And when do you think this... we’d hear a little something more about this?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
As soon as we have that. We’re working on it right now and as soon as we have something to announce, we’ll announce it. We don’t have any time table but we’ve been trying to get something done as soon as we can.
William Widger – Private Investor
John, you sound like the Verizon ad, “We’re working on it.” I mean isn’t there something else you can tell us that’s a little more definitive here? Because quite frankly, I mean, as holders, all of the assets have been dissipated, even for Ramius. So I mean what can you tell us?
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
I’ve told you what I can at this point in time. There’s nothing public we can announce at this time. We’re...
William Widger – Private Investor
Alright. Well, I’m going to stop asking questions to see if anyone else has their question or cares.
John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Thank you.
William Widger – Private Investor
Thanks.
Operator
Once again, ladies and gentlemen, to ask a question please press *1 on your telephone keypad at this time.
Mr. Burchett, there are no further questions in queue. I’d like to turn it back over to you for closing comments.

John A. Burchett – Hanover Capital Mortgage Holdings, Inc. – President and Chief Executive Officer
Okay. Thank you everybody for joining the call and when we obviously... when we have anything to announce, we’d be back to everybody with that announcement. Thank you.
Operator
This concludes today’s teleconference. You may disconnect your lines at this time. Thank you for your participation.